Exhibit 99.1
FIRST LETTER AMENDMENT

Dated as of August 4, 2008
Deutsche Bank Trust Company Americas,
     as Administrative Agent under the
     Credit Agreement referred to below
60 Wall Street
New York, New York 10005
          Re:   Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
          Reference is made to the Second Amended and Restated Credit Agreement dated as of December 7, 2007 (the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          Section 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby amended as follows:
     (a) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before the start of clause (c), and (ii) inserting the following at the end thereof immediately prior to the period: “, and (d) the Applicable Margin shall be at Pricing Level I until the earlier of (i) the consummation of the sale contemplated in Section 5.02(e)(v)(A) and (ii) March 31, 2009”.
     (b) The definition of “Debt for Borrowed Money” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof immediately prior to the period: “, including, without limitation, any Contingent Obligations of the Borrower and its Restricted Subsidiaries”.
     (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms thereto in appropriate alphabetical order:
          “Permitted TIC Syndication” means any tenant-in-common syndication effected by the Borrower or its Restricted Subsidiaries that complies with each of the following requirements: (a) such syndication is entered into in the ordinary course of the Borrower’s business, (b) such syndication is not inconsistent with the business plan of Borrower last discussed with the Lender Parties, (c) no Default has then occurred and is continuing or would result from such syndication, (d) the Borrower satisfies, and will continue to satisfy immediately after giving effect to such syndication, the financial covenants set forth in Section 5.04, and (e) to the extent such syndication is both first entered into after December 31, 2007 and recourse to the Borrower or any of its Restricted Subsidiaries, if the TIC Debt Service Coverage Ratio for such syndication shall at any time be less than 1.00:1.00, then from and after such event, the amount of any debt service payments related to assets acquired in connection with such syndication shall be included in the calculation of Consolidated Fixed Charge Coverage Ratio and Interest Coverage Ratio.
          “TIC Debt Service Coverage Ratio” means, for any date of determination, for the Measurement Period most recently ended, and with respect to any Permitted TIC Syndication, the ratio of (a) Consolidated EBITDA to (b)(i) Consolidated Interest Expense less (ii) Consolidated Interest Income for such Measurement Period; provided, however, that (A) for purposes of this definition only, the terms Consolidated EBITDA, Consolidated Interest Expense and Consolidated Interest Income shall each be computed solely with respect to the applicable Permitted TIC Syndication, treating the Permitted TIC Syndication for such purpose as if it were the Borrower, and (B) for avoidance of doubt, the term Consolidated Interest Expense shall be construed for purposes of this definition to include all scheduled principal payments made during such Measurement Period on account of any Debt of the Permitted TIC Syndication (exclusive of principal payments at maturity).
     (d) Section 2.06(e) of the Credit Agreement is hereby amended by inserting the following in clause (a) immediately after the word “quarter” and prior to the comma “(but only until the consummation of the sale contemplated by Section 5.02(e)(v)),”.
     (e) Sections 5.01(s) and 5.02(f)(xi) of the Credit Agreement are hereby amended by deleting all references therein to “September 30, 2008” and substituting therefor “March 31, 2009”.
     (f) Section 5.02(b)(iii)(F) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before the start of clause (4), and (ii) inserting the following at the end of such section immediately prior to the comma: “, and (5) in respect of any guarantee of primary obligations of a Permitted TIC Syndication, provided that (A) such primary obligations shall consist solely of obligations under a first-lien mortgage loan, (B) the principal amount of such first-lien mortgage loan shall not exceed seventy percent (70%) of the then current fair market value of the real estate assets securing such mortgage loan, and (C) to the extent Contingent Obligations are first incurred after December 31, 2007, such Contingent Obligations described in this clause (5) shall not exceed $125,000,000 in the aggregate”.
     (g) Section 5.02(b)(iv) is hereby amended by deleting the words “proviso thereto” at the end thereof and substituting therefor the words “last sentence of the definition of Limited Purpose Subsidiary”.
     (h) Section 5.04(c) is hereby amended by deleting the ratio “2.00:1.00” in the fourth row of the table therein and substituting therefor the ratio “2.25:1.00”.
          Section 2. Effectiveness of Amendment. This First Letter Amendment (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) the Administrative Agent shall have received counterparts of the Consent

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attached hereto executed by the Guarantors, (iii) the Administrative Agent shall have received payment in full of an amendment fee equal to 0.25% of the sum of the Revolving Credit Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders and (iv) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full and in accordance with Section 4 below.
          Section 3. Ratification. The Credit Agreement, as amended hereby, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          Section 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
          Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 6. Governing Law. This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.
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Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Executive Vice President and Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

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Agreed as of the date first above written: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, a Lender, Issuing Bank and Swing Line Bank
By	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By	/s/ Linda Wang
	Name:	Linda Wang
	Title:	Director

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

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JPMORGAN CHASE BANK, N.A., as a Lender
By	/s/ Amy S. Applebaum
	Name:	Amy S. Applebaum
	Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Robert C. Avil
	Name:	Robert C. Avil
	Title:	Senior Vice President

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FIFTH THIRD BANK, as a Lender
By	/s/ Matthew D. Rodgers
	Name:	Matthew D. Rodgers
	Title:	VP

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CONSENT

Dated as of August 4, 2008
          Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Second Amended and Restated Credit Agreement dated as of December 7, 2007, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing First Letter Amendment, hereby consents to such First Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

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GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS NEW YORK, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

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GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

HSM INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

LANDAUER SECURITIES, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

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GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

GRUBB & ELLIS EUROPE, INC.
By	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer

NNN REALTY ADVISORS, INC.
By	/s/ Andrea R. Biller
Andrea R. Biller
Executive Vice President

GRUBB & ELLIS REALTY INVESTORS, LLC
By	/s/ Andrea R. Biller
Andrea R. Biller
Executive Vice President

TRIPLE NET PROPERTIES REALTY INC.
By	/s/ Jeffrey T. Hanson
Jeffrey T. Hanson
Chief Executive Officer

GRUBB & ELLIS RESIDENTIAL MANAGEMENT INC.
By	/s/ Francene LaPoint
Francene Lapoint
Chief Financial Officer

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